SCHEDULE 14A
                                 (RULE 14A-101)
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXHANGE ACT OF 1934 (Amendment No. )

  Filed by the registrant [X]

  Filed by a party other than the registrant [ ]

  Check the appropriate box:
    [ ]  Preliminary proxy statement      [ ] Confidential for Use
    [ ]  Definitive proxy statement           of the Commission Only (as
    [x]  Definitive additional materials      permitted by Rule 14a-6(a)(2))
    [ ]  Soliciting material pursuant to
         ss.240.14a-11(c) or ss.240.14a-12

                             HARMON INDUSTIRES, INC.
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               (Name of Registrant as Specified in Its Charter)
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

    [X]  No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:
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    2) Aggregate number of securities to which transaction applies:
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    3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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    4) Proposed maximum aggregate value of transaction:
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    5) Total fee paid:
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    [ ] Fee paid previously with preliminary materials.
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    [ ] Check box if any part of the fee is offset as provided by Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount previously paid:
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    2) Form, scheduled or registration statement no.:
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    3) Filing party:
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    4) Date filed:
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                             HARMON INDUSTIRES, INC.
                            1600 N.E. CORONADO DRIVE
                          BLUE SPRINGS, MISSOURI 64014

                                (816) 229-3345

                                                                  April 14, 2000

                                 PROXY STATEMENT
                        ADDITIONAL SOLICITATION MATERIALS

                                 April 13, 2000

                      Harmon Industries, Inc. Stockholders


      You should have recently received a copy of the Harmon Industries, Inc. 1999 Annual Report, together with the Notice of Annual Meeting and Proxy Statement for the Harmon Industries, Inc. 2000 Annual Meeting and a Proxy Card for voting on the items to be considered at the Annual Meeting. We have learned that a statement on page five of the Proxy Statement regarding election of the Class I directors is incorrect. This statement reads "Class I to be elected for an initial term of one year:", and the correct statement is "Class I to be elected for a term of THREE years." The proxy cards prepared by the Company and distributed were accurate and refer to a three-year term. The Company believes that some of the proxy cards prepared and distributed by brokers may have failed to indicate a term for the Class I directors.

      IF YOU HAVE ALREADY RETURNED YOUR ORIGINAL PROXY CARD BY MAIL OR VOTED VIA THE INTERNET AND DO NOT WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO TAKE ANY OTHER ACTION. If you have not yet voted, please use the enclosed proxy card or the Internet voting procedures for registering your vote. If you have already voted and wish to modify your vote, you may do so as follows: (i) if you voted via Internet, you may utilize the same Internet voting procedures to modify your vote, or (ii) if you voted by mail, please use the enclosed card and the enclosed envelope.

      We apologize for any inconvenience this may have caused you.

                                  Harmon Industries, Inc.
                                  Stephen L. Schmitz, Corporate Secretary


                                  /s/ Stephen L. Schmitz